TSYS® People-Centered Payments

30 years
1983-2013
Looking Back. Moving Forward.

2013 First Quarter Results April 23, 2013 © 2013 Total System Services, Inc.® All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a
constant currency basis; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; and
net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating
TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-
GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Jim Lipham Chief Financial Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Total Revenues
$ 464,996 $ 461,162 0.8%
Revenues Before Reimbursable Items
404,237 395,180 2.3
Operating Income
74,903 84,831 (11.7)
Net Income Attributable to TSYS Common Shareholders
57,028 56,395 1.1
Total Cardholder Transactions (in millions)
2,447.6 2,250.2 8.8
Basic Earnings Per Share
Attributable to TSYS Common Shareholders
$0.31 $0.30 2.2
1st
Qtr
2013
1st
Qtr
2012
Percent
Change
(in thousands, except per share data)

12%
9%
6%
3%
0%
Internal Growth
3.9%
New Clients
2.6%
Acquisitions
4.4%
Currency
(1.0%)
Lost Business, Non-recurring Items and Price Compression
(7.6%)
Reported
2.3%

TSYS

2013 YTD Revenue Change Revenues Before Reimbursable Items 7 ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consumer Credit
203.8 197.2 3.3 203.8 200.5 1.6
Retail
25.2 25.3 (0.3
)
25.2 25.0 0.7
Total Consumer
229.0 222.5 2.9 229.0 225.5 1.5
Commercial
37.9 35.5 6.6 37.9 37.1 2.1
Other
13.4 9.4 42.9 13.4 12.8 5.1
Subtotal
280.3 267.4 4.8 280.3 275.4 1.8
Prepaid /
Stored Value
107.3 88.5 21.3 107.3 115.9 (7.4
)
Government
Services
59.4 30.5 94.4 59.4 57.0 4.1
Commercial Card
Single Use
31.6 29.5 7.3 31.6 31.1 1.5
Total AOF
478.6 415.9 15.1 478.6 479.4 (0.2
)
Consolidated Accounts on File Portfolio Summary
(in millions)
Mar
2013
Mar
2012
%
Change
Mar
2013
Dec
2012
%
Change

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Revenues
$239.8 million
Decrease of 0.3%

Excluding Reimbursables
$205.6 million
Increase of 0.8%

Operating Income
$67.2 million
Decrease of 1.7%

Operating Margin
28.0%

Excluding Reimbursables
32.7%

Same Client Transactions
1,982.4 million
Increase of 9.0%

TSYS

Key Drivers
1Q 2013 Year Over Year Segment Financial Highlights
• Strong internal growth
• Increased volumes
• Pricing concessions
• Lost business
North America
Services

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
• Total accounts on file were 422.8 million, an
increase of 16.9%
• Excluding prepaid, govt. services and single use,
accounts on file were 226.5 million, an increase
of 5.2%
• Total cardholder transactions were 2,013.4
million, an increase of 7.8%
Volumes

Revenues
$97.1 million
Decrease of 3.3%

Constant currency basis
$101.2 million

Excluding Reimbursables
$92.6 million
Decrease of 4.0%

Operating Income
$6.6 million
Increase of 61.1%

Operating Margin
6.8%

Excluding Reimbursables
7.2%

Same Client Transactions
400.2 million
Increase of 6.9%

TSYS

1Q 2013 Year Over Year Segment Financial Highlights
• Strong internal growth
• Deconversion fee
• Lost business

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Key Drivers
Volumes
• Accounts on file were 55.8 million, an increase
of 3.2%
• Total cardholder transactions were 434.2
million, an increase of 13.3%
International
Services

Revenues
$132.9 million
Increase of 5.9%

Excluding Reimbursables
$109.3 million
Increase of 11.1%

Operating Income
$29.3 million
Decrease of 14.3%

Operating Margin
22.1%

Excluding Reimbursables
26.8%

TSYS

Merchant
Services
• Upward trends in transaction volumes
excluding deconversions
• Strong dollar volume growth in direct acquiring
• Acquisitions of Central Payment & ProPay
• Lost business

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Key Drivers
Volumes
• Point-of-Sale transactions were 1,099.1 million,
a decrease of 9.9%
• Excluding deconverted clients, Point-of-Sale
transactions increased 6.6%
• Dollar sales volume was $10.1 billion, an
increase of 15.5%
1Q 2013 Year Over Year Segment Financial Highlights

Cash Flow Strength:
2013 TTM Consolidated Financial Highlights
$520
$410
$254
$251
$223
$0
$75
$150
$225
$300
$375
$450
$525
$600
EBITDA Cash flow from operations Free cash flow Net income Ending cash
(in millions)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
TTM = Trailing Twelve Months

Appendix ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended
3/31/13              3/31/12
Total Revenues $  464,996      $  461,162
Reimbursable Items 60,759 65,982
Revenues Before Reimbursable Items $   404,237 $   395,180
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Three Months Ended
3/31/13        3/31/12
Three Months Ended
3/31/13     3/31/12
Three Months Ended
3/31/13      3/31/12
Operating Income (a) $  67,202      $  68,347      $  6,626      $  4,113      $  29,327      $  34,219
Total Revenues (b) 239,789 240,599 97,096 100,360 132,901 125,518
Reimbursable Items 34,193 36,549 4,503 3,869 23,600 27,162
Revenues Before
Reimbursable Items(c) 205,596 204,050 92,593 96,491 109,301 98,356
Operating Margin (a)/(b) 28.03% 28.41% 6.82% 4.10% 22.07% 27.26%
Operating Margin Excluding Reimbursables (a)/(c) 32.69% 33.50% 7.16% 4.26% 26.83% 34.79%
Appendix Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
North America International Merchant
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Three
Months Ended
3/31/13       3/31/12
Percentage
Change
Appendix Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 469,016 $ 461,162 1.7%
Foreign Currency (2) (4,020) ---
Total Revenues $464,996 $461,162 0.8%
International Services:
Constant Currency (1) $ 101,185 $100,360 0.8%
Foreign Currency (2) (4,089) ---
Total Revenues $97,096 $100,360 (3.3%)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – EBITDA
Trailing Twelve
Months Ended
3/31/2013
Net Income $     251,428
Adjusted for:
Deduct: Equity in Income of Equity Investments (11,214)
Add: Income Taxes 103,392
Add: Nonoperating expense 4,118
Add: Depreciation and Amortization 172,235
EBITDA $    519,959
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Free Cash Flow
Trailing Twelve
Months Ended
3/31/2013
Cash Flows from Operating Activities $     410,277
Less:
Purchase of Property and Equipment (32,893)
Additions to Licensed Computer Software from Vendors (60,312)
Additions to Internally Developed Computer Software (20,146)
Additions to Contract Acquisition Costs (42,951)
Free Cash Flow $     253,975
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.